Other income/(expenses), net	12 Months Ended
Dec. 31, 2022
Analysis of income and expense [abstract]
Other income/(expenses), net	Other income/(expenses), net
Other income and expenses, net include the following:

€ in thousand		Year ended December 31,
	2022	2021	2020
Research and development tax credit	15,348	21,949	9,937
Grant income	191	1,684	7,680
Profit/(loss) on disposal of fixed assets and intangible assets, net	(38)	(42)	(10)
Profit/(loss) from revaluation of lease agreements	(32)	—	1,584
Taxes, duties, fees, charges, other than income tax	(217)	(212)	(168)
Miscellaneous income/(expenses), net	(3,054)	(403)	95
OTHER INCOME AND EXPENSES, NET	12,199	22,976	19,117
With regards to miscellaneous income/(expenses), net, see Note 5.30.2
5.8.1 Grants
Grants from governmental agencies and non-governmental organizations are recognized where there is reasonable assurance that the grant will be received and the Group will comply with all conditions.
Grant monies received as reimbursement of approved research and development expenses are recognized as other income when the respective expenses have been incurred and there is reasonable assurance that funds will be received. Advance payments received under such grants are deferred and recognized when these conditions have been met. Advanced payments received which need to be repaid are recognized as borrowings (see Note 5.24.1).
Government grant monies received to support the purchase of property, plant and equipment are included in non-current liabilities as deferred government grants and are credited to the income statement on a straight-line basis over the expected lives of the related assets.
In 2019 the Group signed a funding agreement with CEPI. Valneva will receive up to $24.6 million for vaccine manufacturing and late-stage clinical development of a single-dose, live attenuated vaccine against chikungunya (VLA1553). In line with CEPI’s commitment to equitable access, the funding will underwrite a partnership effort to accelerate regulatory approval of Valneva’s chikungunya vaccine for use in regions where outbreaks occur and support World Health Organization prequalification to facilitate broader access in lower- and middle-income countries. Valneva has to pay back part of the consideration upon achievement of certain milestones. The refundable consideration is accounted for as a loan and measured in accordance with IFRS 9 (see Note 5.24.1). The difference between the proceeds from CEPI and the carrying amount of the loan is treated under IAS 20 and presented as “Borrowings”. The amount from the CEPI grant which benefits Instituto Butantan is recognized as revenue (see Note 5.1). In 2022, €0.2 million of grant income related to CEPI (2021: negative €0.9 million, due to a change in estimate of the likelihood of repayment milestones) and €3.9 million of other revenue was related to CEPI. For more information see Note 5.24.
5.8.2 Research and development tax credits
Research and development tax credits granted by tax authorities are accounted for as grants under IAS 20. As a consequence, the portion of the research tax credit covering operating expenses is recognized in the income statement in “Other income and expenses, net” and the portion covering capitalized development expenditures under “Intangible assets” is recorded as deduction from the assets relating to fixed assets.